OCT. 21, 2015 Q3 2015 Earnings Results

FORWARD-LOOKING STATEMENT Certain statements made by us in this presentation that are not historical facts or that relate to future plans, events or performances are forward-looking statements that reflect management’s current outlook for future periods, including statements regarding future financial performance. These forward-looking statements are based upon our current expectations, and our actual results may differ materially from those described or contemplated in the forward–looking statements. Factors that may cause our actual results to differ materially from those contained in the forward-looking statements, include without limitation the following: 1) national and global economic conditions, including the impact of changes in national and global credit markets and other changes that affect our customers; 2) our ability to continue to attract and retain customers and maintain profit margins in the face of new and existing competition; 3) new laws and regulations that could have a materially adverse effect on our operations and financial results; 4) increased costs and collateral requirements in connection with our insurance obligations, including workers’ compensation insurance; 5) our continuing ability to comply with the financial covenants of our credit agreement; 6) our ability to attract and retain qualified employees in key positions or to find temporary and permanent employees with the right skills to fulfill the needs of our customers; 7) our ability to successfully complete and integrate acquisitions that we may make; and 8) other risks described in our most recent filings with the Securities and Exchange Commission. Use of estimates and forecasts: Any references made to fiscal 2015 or 2016 are based on management guidance issued October 21, 2015, and are included for informational purposes only and are not an update or reaffirmation. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the Securities Exchange Commission. Financial Comparisons All comparisons are to prior year periods unless stated otherwise. Q3 2015 Earnings Results | Oct. 21, 2015 2

Q3 2015 HIGHLIGHTS AND TRENDS • Strong revenue results – exceeded expectation o 8% growth (all organic) o Significant step-up from Q1 and Q2 2015 growth rates o Widespread improvement including most service lines and geographies o Improving trends across most industries including construction o Continued strong results with national sales customers o Improving trends with small to medium-sized customers • Continued strength in October revenue trends 3 Q3 2015 Earnings Results | Oct. 21, 2015

Q3 2015 Financial Summary 4 Amounts in millions, except for earnings per share $684 +8% $44 +5% -20bps $0.54 +2% • $2 million of new customer-related costs in Q3 2015 related to future revenue • Workers’ compensation 20 bps higher (Q3 2014 reserve benefit) • Excluding the items above: o Adjusted EBITDA growth was 13% o Adjusted EBITDA margin was 6.9% 1 See Appendix for definitions of non-GAAP financial terms. Q3 2015 Earnings Results | Oct. 21, 2015

5 REVENUE TRENDS & GROSS MARGIN / SG&A BRIDGES 0% 1% 8% Q1 2015 Q2 2015 Q3 2015 Year-over-Year Organic Revenue Growth 25.2% 24.7% 0.3% 0.2% Q3 2014 Revenue Mix / Other* Workers’ Compensation** Q3 2015 $120 $125 $2 $2 $5 Q3 2014 Q3 2014 Integration Costs New Customer- Related Costs Variable and Other Costs Q3 2015 Gross Margin Bridge SG&A Bridge * Approximately 30 bps of payroll tax and related benefits received in Q3 2014 and Q3 2015 resulting in neutral impact to Q3 2015 gross margin. ** Lower expense in Q3 2014 from beneficial reserve adjustment. Q3 2015 expense as a percentage of revenue consistent with Q1 and Q2 2015. Amounts in millions

Q3 2015 – Staffing Services Segment 6 Amounts in millions, except for earnings per share $657 +8% $50 +10% +10bps • Broad-based growth across most geographies, service lines, and industries o Improving results in construction o Green energy business contributed to growth • Excluding new customer-related costs and using a comparable workers’ comp. rate: o Adjusted EBITDA growth was 17% o Adjusted EBITDA margin was 8.2% Note: Staffing Services includes all contingent labor business. 1 See Appendix for definitions of non-GAAP financial terms. Q3 2015 Earnings Results | Oct. 21, 2015

Q3 2015 – Managed Services Segment

Amounts in millions, except for earnings per share	Q3 2015	Change
Revenue	$27	+10%
EBITDA	$3	-15%
EBITDA Margin	11.6%	-340bps

- Revenue growth 14% on a constant currency basis
- Revenue exceeded expectations due to new RPO customers
- EBITDA margin impacted by currency headwinds (~100bps) and new RPO customer implementations
- Strong revenue pipeline for 2016

Note: Managed Services includes recruitment process outsourcing (RPO) and managed service provider businesses. International RPO = 15% of Managed Services annual revenue.

Q3 2015 Earnings Results | Oct. 21, 2015
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TRUEBLUE

0% 8% 30% 18% 2012 2013 2014 Q3 2015 -$130 -$105 $180 $91 No Debt $32 $202 $114 2012 2013 2014 Q3 2015 Cash Net Debt * Total Debt Liquidity Debt to Total Capital Amounts in millions Amounts in millions 8 * Total debt less cash and marketable securities. Note: Balances as of fiscal period end. Figures on this page may not sum due to rounding. Debt and Liquidity Highlights $73 $74 $101 $201 $130 $137 $21 $23 $202 $211 $123 $224 2012 2013 2014 Q3 2015 Cash and Marketable Securities Borrowing Availability Q3 2015 Earnings Results | Oct. 21, 2015

Expectation Commentary Total Revenue $738M to $753M 7% to 9% • Mid-point expectation of 8% growth; all organic Staffing Services Revenue 7% to 9% • Continued trend of high single-digit growth Managed Services Revenue 0% to 15% • Mid-point expectation of 7% growth; 9% in constant currency • Smaller revenue base vs. Staffing Services = wider range • Revenue timing of customer implementations can be lumpy Total Adjusted EBITDA $46M to 50M • Q4 2014 workers’ compensation expense was 40 bps lower than current run-rate of 3.6% • Adjusted EBITDA growth 20%+ on comparable workers’ compensation basis Total Adjusted EPS $0.58 to $0.64 • Marginal 40% income tax rate and $0.07 add-back for intangible asset amortization Amounts in millions, except for earnings per share Q4 2015 EXPECTATIONS 10 Q3 2015 Earnings Results | Oct. 21, 2015

EBITDA and Adjusted EBITDA are non-GAAP financial measures. EBITDA excludes interest, taxes, depreciation and amortization from net income. Adjusted EBITDA further excludes from EBITDA non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions. EBITDA and Adjusted EBITDA are key measures used by management in evaluating performance. EBITDA and Adjusted EBITDA should not be considered measures of financial performance in isolation or as an alternative to Income from operations in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. Adjusted net income per diluted share is a non-GAAP financial measure which excludes from net income on a per diluted share basis non-recurring costs related to the purchase, integration, reorganization and shutdown activities related to acquisitions net of tax, amortization of intangibles of acquired businesses net of tax and adjusts income taxes to a marginal rate of 40 percent, which is used by management in evaluating performance and communicating comparable results. Adjusted net income per diluted share should not be considered a measure of financial performance in isolation or as an alternative to net income per diluted share in the Consolidated Statements of Operations in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. See “Financial Information” in the Investors section of our web site at www.trueblue.com for a full reconciliation of non-GAAP financial measures to GAAP financial results. NON-GAAP TERMS AND DEFINITIONS 11 Q3 2015 Earnings Results | Oct. 21, 2015